SILK INVEST NEW HORIZONS FRONTIER FUND

SCHEDULE OF INVESTMENTS

September 30, 2020 (Unaudited)

COMMON STOCKS — 94.10%	Shares	Fair Value
Bangladesh — 10.82%
BRAC Bank Ltd.(a)	1,736,125	$830,415
GrameenPhone Ltd.	285,000	1,108,623
		1,939,038
Egypt — 10.43%
Edita Food Industries SAE	352,000	207,215
EFG-Hermes Holding Co.	562,625	490,178
Elswedy Electric Co.	822,100	357,752
Telecom Egypt Co.	861,540	640,191
Tenth of Ramadan Pharmaceuticals and Diagnostics Reagents Co.(a)	745,000	172,988
		1,868,324
Kenya — 9.41%
Centum Investment Co. Ltd.(b)	1,220,670	229,350
Equity Group Holdings Ltd.	1,050,000	354,998
KCB Group Ltd.	1,085,000	390,819
Safaricom Ltd.	2,595,000	711,486
		1,686,653
Morocco — 4.80%
Attijariwafa Bank	6,200	239,911
Label Vie	1,255	400,099
Mutandis SCA	9,200	219,145
		859,155
Nigeria — 20.26%
Access Bank PLC	32,050,000	564,554
Guaranty Trust Bank PLC	4,757,752	351,434
Lafarge Africa PLC(a)	22,838,305	897,393
MTN Nigeria Communications PLC	3,150,000	1,065,836
Zenith Bank PLC	15,969,452	750,741
		3,629,958
Pakistan — 14.00%
Bank Al Habib Ltd.	650,000	254,443
Engro Corp. Ltd.	234,500	426,388
MCB Bank Ltd.	402,000	421,181

See accompanying notes which are an integral part of this schedule of investments.

SILK INVEST NEW HORIZONS FRONTIER FUND

SCHEDULE OF INVESTMENTS - continued

September 30, 2020 (Unaudited)

COMMON STOCKS — 94.10% - continued	Shares	Fair Value
Nishat Mills Ltd.	1,170,000	$715,917
Systems Ltd.	223,200	367,998
United Bank Ltd.	462,000	321,597
		2,507,524
United Arab Emirates — 11.39%
Air Arabia PJSC(a)	991,000	302,826
Aramex PJSC	790,000	919,926
Emaar Properties PJSC	1,064,000	817,124
		2,039,876
Vietnam — 12.99%
Masan Group Corp.(a)	130,000	307,062
SSI Securities Corp.	914,080	674,679
Vietnam Dairy Products JSC	68,880	325,393
Vincom Retail JSC	341,500	410,419
Vinhomes JSC(a)	186,000	610,677
		2,328,230
Total Common Stocks (Cost $18,863,512)		16,858,758

MONEY MARKET FUNDS - 4.65%
First American Government Obligations Fund, Class X, 0.07%(c)	833,738	833,738

Total Money Market Funds (Cost $833,738)		833,738

Total Investments — 98.75% (Cost $19,697,250)		17,692,496

Other Assets in Excess of Liabilities — 1.25%		224,240

NET ASSETS — 100.00%		$17,916,736

(a)	Non-income producing security.
(b)	All or a portion of this security has been deemed illiquid by the Adviser. The total fair value of these securities as of September 30, 2020 was $133,124, representing 0.74% of net assets.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2020.

At September 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,045,311
Gross unrealized depreciation	$(3,181,805)
Net unrealized appreciation/(depreciation) on investments	$(2,136,494)
Tax cost of investments	$19,828,990

See accompanying notes which are an integral part of this schedule of investments.

Silk Invest New Horizons Frontier Fund

Related Notes to the Schedule of Investments

September 30, 2020

(Unaudited)

The Silk Invest New Horizons Frontier Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax codes and regulations.

Foreign Currency Translation and Risks – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments.

The Fund bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. The Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including:

Foreign Securities Risks – Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign taxes. Geopolitical events, including those in the Middle East, may also cause market disruptions.

Frontier Markets Risks – Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties. Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism and other confiscation, could result in loss. Frontier market securities also tend to be less liquid.

Currency Risks – The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including but not limited to, changes in interest rates, intervention by central banks or supranational entities such as the International Monetary Fund (“IMF”), managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which frontier markets companies trade.

Restricted and Illiquid Securities – A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “Act”), pursuant to the resale limitations provided by Rule 144A or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. As of September 30, 2020, the Fund did not hold any restricted securities.

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those investments that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. Illiquid securities may be valued under methods approved by the Board as reflecting fair value. As of September 30, 2020, the Fund had investments in illiquid securities with a total value of $133,124 or 0.74%% of total net assets.

Silk Invest New Horizons Frontier Fund

Related Notes to the Schedule of Investments

September 30, 2020

(Unaudited)

Securities Valuation and Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Silk Invest New Horizons Frontier Fund

Related Notes to the Schedule of Investments

September 30, 2020

(Unaudited)

In accordance with the Trust’s valuation policies, the Silk Invest Limited (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2020:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$14,569,715	$2,289,043	$-	$16,858,758
Money Market Funds	833,738	-	-	833,738
Total	$15,403,453	$2,289,043	$-	$17,692,496

*	Refer to the Schedule of Investments for country classifications.

The Funds did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.